Visa Inc.   Fiscal Fourth Quarter 2018   Financial Results   October 24, 2018

Fiscal Fourth Quarter 2018 Financial Results2 ©2018 Visa. All rights reserved.   This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among   other things, our future operations, prospects, developments, strategies, business growth and financial outlook for fiscal full-year 2019. Forward-looking   statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," “outlook”, "could," "should," "will,"   "continue" and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as   of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are   beyond our control and are difficult to predict.   Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not   limited to:   • increased oversight and regulation of the global payments industry and our business;   • impact of government-imposed restrictions on international payment systems;   • outcome of tax, litigation and governmental investigation matters;   • increasingly intense competition in the payments industry, including competition for our clients and merchants;   • proliferation and continuous evolution of new technologies and business models;   • our ability to maintain relationships with our clients, merchants and other third parties;   • brand or reputational damage;   • management changes;   • impact of global economic, political, market and social events or conditions;   • exposure to loss or illiquidity due to settlement guarantees;   • uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union;   • a disruption, failure, breach or cyber-attack of our networks or systems;   • our ability to successfully integrate and manage our acquisitions and other strategic investments; and   • other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year   ended September 30, 2017, and our subsequent reports on Forms 10-Q and 8-K.   Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise.   Forward-Looking Statements

Fiscal Fourth Quarter 2018 Financial Results3 ©2018 Visa. All rights reserved.   Fiscal Fourth Quarter 2018 Results   Q4 2018   (Ending September 30, 2018)   in billions, except percentages and per share data USD YoY Change   Net Operating Revenues $5.4 12%   GAAP Net Income $2.8 33%   Adjusted Net Income(1) $2.8 31%   GAAP Earnings Per Share $1.23 37%   Adjusted Earnings Per Share(1) $1.21 34%   Note: Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented.   • Double-digit growth in payments volume, cross-border volume and processed transactions   • Returned $2.1B of capital to shareholders in the form of share repurchases and dividends   • The board of directors increased the Company’s quarterly cash dividend by 19% to $0.25 per share   (1) Adjusted Net Income and Adjusted Earnings Per Share exclude special items in the current quarter. There were no comparable   adjustments for fourth quarter of fiscal 2017.

Fiscal Fourth Quarter 2018 Financial Results4 ©2018 Visa. All rights reserved.   Quarter ended June   Payments Volume   US$ in billions, nominal, except percentages   INTL   1,025   INTL   1,173 INTL   607   INTL   690 INTL   418   INTL   484   U.S.   840   U.S.   928   U.S.   446   U.S.   493   U.S.   394   U.S.   435   1,865   2,101   1,054   1,183   811   919   INTL = International   Total Visa Inc. Credit Debit   YoY Change   (constant) 11% 11% 11%   YoY Change   (nominal)   12% 13%13%   Note: On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures   may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant-dollar growth rates exclude the impact of foreign   currency fluctuations against the U.S. dollar in measuring performance.   2017   2018

Fiscal Fourth Quarter 2018 Financial Results5 ©2018 Visa. All rights reserved.   Quarter ended September   Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the earnings   release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter.   Payments Volume   US$ in billions, nominal, except percentages   YoY Change   (constant) 11% 10% 12%   YoY Change   (nominal) 7% 10%8%   Note: On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures   may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant-dollar growth rates exclude the impact of foreign   currency fluctuations against the U.S. dollar in measuring performance.   INTL   420   INTL 09   U.S.   575   U.S.   631   U.S.   277   U.S.   313   INTL   1,095   INTL   1,152 INTL   647   INTL   673   INTL   448   INTL   480   U.S.   836   U.S.   934   U.S.   449   U.S.   498   U.S.   388   U.S.   436   1,931   2,086   1,095 1,171   836 915   INTL = International   Total Visa Inc. Credit Debit   2017   2018

Fiscal Fourth Quarter 2018 Financial Results6 ©2018 Visa. All rights reserved.   Quarter ended September   Transactions   in millions, except percentages   Note: Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information   may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage   changes and totals are calculated based on unrounded numbers. Processed transactions represent transactions involving Visa, Visa Electron, Interlink, V PAY and PLUS cards processed   on Visa’s networks.   Credit   38%   YoY Change 11% 12%   Debit   62%   Credit   38%   65%   Debit   66%   Debit   35%   Credit   34%   Credit   43,146   47,794   29,180   32,763   Processed TransactionsTotal Transactions   2017   2018

Fiscal Fourth Quarter 2018 Financial Results7 ©2018 Visa. All rights reserved.   Quarter ended June   Total Cards   in millions, except percentages   3,188   1,068   2,120   3,268   1,098   2,169   Total Visa Inc. Credit Debit   Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously   submitted card information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due   to rounding. Percentage changes are calculated based on unrounded numbers.   YoY Change 3% 2%2%   2017   2018

Fiscal Fourth Quarter 2018 Financial Results8 ©2018 Visa. All rights reserved.   6,201   (1,346)   4,855   6,936   (1,502)   5,434   Gross   Revenues   Client   Incentives   Net Operating   Revenues   Fiscal 2017   Fiscal 2018   Revenue – Q4 2018   US$ in millions, except percentages   YoY   Change 12% 12%12%   Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.   21.7% 21.7%   Client Incentives as a   % of Gross Revenues   0 ppt

Fiscal Fourth Quarter 2018 Financial Results9 ©2018 Visa. All rights reserved.   Revenue Detail – Q4 2018   US$ in millions, except percentages   2,116 2,067   1,792   226   2,323 2,394   1,963   256   Service Revenues Data Processing   Revenues   International   Transaction Revenues   Other Revenues   Fiscal 2017   Fiscal 2018   YoY   Change 16% 10%10% 13%   Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Fiscal Fourth Quarter 2018 Financial Results10 ©2018 Visa. All rights reserved.   Operating Margin – Q4 2018   US$ in millions, except percentages   1,643   3,212   2,028   3,406   1,833   3,601   Reported GAAP Fiscal 2017 Reported GAAP Fiscal 2018 Adjusted non-GAAP Fiscal 2018   66% 63% 66%   Note: There were no comparable adjustments for fourth quarter of fiscal 2017. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP   measures presented. Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes   are calculated based on unrounded numbers.   12% 12%N/A 0 ppt   12% 6%23% (3ppts)   YOY Change   (Reported GAAP)   YOY Change   (Adjusted non-GAAP)   4,855   5,434   Net Operating   Revenue   Operating   Income   Operating   Expenses   Operating   Margin   N/A – Not applicable, as there were no non-GAAP adjustments

Fiscal Fourth Quarter 2018 Financial Results11 ©2018 Visa. All rights reserved.   Operating Expenses – Q4 2018   US$ in millions, except percentages   Note: There were no comparable adjustments for fourth quarter of fiscal 2017. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP   measures presented. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.   12%(9%) (6%) 11% 91%   YOY Change   (Reported GAAP) 24% 414%   655   290   167 144 147   815   264   188   134   163   Personnel Marketing Network &   Processing   Professional Fees Depreciation &   Amortization   N/A – Not applicable, as there were no non-GAAP adjustments   238   2   457   7   262   Reported GAAP Fiscal 2017 Reported GAAP Fiscal 2018 Adjusted non-GAAP Fiscal 2018   YOY Change   (Adjusted non-GAAP) N/A N/A N/A N/A N/A N/A9%   General &   Administrative   Litigation   Provision

Fiscal Fourth Quarter 2018 Financial Results12 ©2018 Visa. All rights reserved.   Other Financial Results and Highlights   • Cash, cash equivalents and available-for-sale investment securities of   $15.7 billion at September 30, 2018   • Adjusted free cash flow of $3.3 billion for the fiscal fourth quarter   • Capital expenditures of $195 million during the fiscal fourth quarter   • On September 18, 2018, the Company, Mastercard and U.S. financial   institution defendants agreed to settle and resolve class claims in the   multi-district interchange litigation. The proposed settlement amount is   approximately $6.2 billion. The Company’s share represents approximately   $4.1 billion, which will be satisfied through funds previously deposited   with the court plus the $600 million the Company deposited into its   litigation escrow on June 28, 2018.   See appendix for reconciliation of adjusted free cash flow to the closest comparable U.S. GAAP financial measure.

Fiscal Fourth Quarter 2018 Financial Results13 ©2018 Visa. All rights reserved.   Financial Outlook for Fiscal Full-Year 2019   Annual net revenue growth   Low double-digits on a nominal basis, with approximately 1 percentage point of   negative foreign currency impact and de minimus impact from the new revenue   accounting standard   Client incentives as a   percentage of gross   revenues   22% to 23% range   Annual operating expense   growth   Mid-single digit decrease on a GAAP basis and mid-to-high single digit   increase adjusted for special items in fiscal 2018 (see note below). GAAP and   non-GAAP growth includes an approximately 1.5 to 2 percentage point increase   from the new revenue accounting standard   Effective tax rate 20.0% to 20.5% range   Annual diluted class A   common stock earnings per   share growth   High teens on a GAAP nominal dollar basis and mid-teens on an adjusted, non-   GAAP nominal dollar basis (see note below). Both include approximately 1   percentage point of negative foreign currency impact   Note: Annual adjusted operating expense growth is derived from adjusted full-year 2018 operating expenses of $6.9 billion. Annual adjusted diluted class A common stock earnings per   share growth is derived from adjusted full-year 2018 earnings per share results of $4.61. Refer to the accompanying financial tables for details and a reconciliation of the adjusted fiscal full-   year 2018 results.

Appendix

Fiscal Fourth Quarter 2018 Financial Results15 ©2018 Visa. All rights reserved.   Calculation of Adjusted Free Cash Flow   A-   Management believes that presentation of adjusted free cash flow is useful to measure the Company’s generation of cash available to first   re-invest in the business and then return excess cash to shareholders through stock buybacks and cash dividends. During the three months   ended September 30, 2018, the Company generated adjusted free cash flow of $3.3 billion, and returned $2.1 billion to investors through   stock buybacks of $1.6 billion and dividends paid of $484 million. During fiscal 2018, the Company generated adjusted free cash flow of   $12.0 billion, and returned $9.1 billion to investors through stock buybacks of $7.2 billion and dividends paid of $1.9 billion. The Company   defines adjusted free cash flow as cash provided by operating activities adjusted to reflect capital investments made in the business.   Adjusted free cash flow is a non-GAAP performance measure and should not be relied upon as a substitute for measures calculated in   accordance with U.S. GAAP. The following table reconciles as-reported net cash provided by operating activities to non-GAAP adjusted free   cash flow.   US$ in millions Q4 2018 Full-Year 2018   Net cash provided by operating activities $3,494 $12,713   Less: capital expenditures (195) (718)   Adjusted free cash flow $3,299 $11,995